                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                      Date of report: September 20, 2001
                       (Date of earliest event reported)

                                    1-10711
                                    -------
                             (Commission File No.)



                      Worldwide Restaurant Concepts, Inc.
                      -----------------------------------
            (Exact name of Registrant as specified in its charter)



            Delaware                                       95-4307254
            --------                                       ----------
(State or other jurisdiction of incorporation)     (IRS Employer Identification
                                                               Number)



      15301 Ventura Blvd., Building B. Suite 300, Sherman Oaks, CA. 91403
      -------------------------------------------------------------------
         (Address of principal executive offices, including zip code)



                                (818)662-9800
                                --------------
             (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS

          On September 20, 2001, the Company issued a press release announcing the opening of twelfth Pat & Oscar's(SM) restaurant.

          On November 19, 2001, the Company issued a press release announcing the opening of thirteenth Pat & Oscar's(SM) restaurant.

          On November 20, 2001, the Company issued a press release announcing the second quarter fiscal year 2002 results.

          On December 19, 2001, the Company issued a press release announcing the opening of the fourteenth Pat & Oscar's(SM) restaurant.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.          Description
-----------          -----------
99.1                Press Release dated September 20, 2001.
99.2                Press Release dated November 19, 2001.
99.3                Press Release dated November 20, 2001.
99.4                Press Release dated December 19, 2001.


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                                             Worldwide Restaurant Concepts, Inc.


                                             By:  /s/ A. Keith Wall
                                             --------------------------
                                             Name:  A. Keith Wall
                                             Title: President and CEO